[COCA-COLA LOGO APPEARS HERE]

James L. Moore
President and C.O.O.


July 1, 1999


Mr. Michael Coleman, President
Alcoa RPD Division
900 South Gay Street
Suite 1100
Knoxville, Tennessee 37902

Subject:         Amendment to Soft Toll Agreement (Agreement)

Dear Mike:

Confirming our companies' recent conversation about can promotional activities, both parties have agreed to modify the Agreement as noted below:

     1. Sections 7 and 9 shall be eliminated in their entirety; and

     2. The Coca-Cola Bottling Co. Consolidated (CCBCC) Metal Cost (as defined in the Agreement) shall be subject to an $0.85 midwest ceiling for the term of the Agreement at no cost to CCBCC; all other provisions of Exhibit I shall remain in full force and effect.

Enclosed are three signed originals of this letter amendment. Please indicate your agreement to the above by executing where indicated and returning one original to me, and another original to Ken Carty.


Sincerely,


James L. Moore
President and C.O.O.

cc: File



Coca-Cola Bottling Co. Consolidated                         ALCOA, Inc.

By: /s/ James L. Moore                                     By: /s/ Mike Coleman
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Title: President and COO                                   Title: Vice President
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Date: July 1, 1999                                         Date: July 1, 1999
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4100 Coca-Cola Plaza,         (704) 551-4603     P.O. Box 31487,
Charlotte, North Carolina 28211                  Charlotte, North Carolina 28231